UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 13, 2025

ELME COMMUNITIES
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7550 WISCONSIN AVE, SUITE 900, BETHESDA, MD 20814
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	ELME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

and

Item 7.01 Regulation FD Disclosure.

A press release and supplemental information issued by the Registrant on February 13, 2025 regarding earnings for the three and twelve months ended December 31, 2024, is attached as Exhibit 99.1. This information is being furnished pursuant to Item 7.01 and Item 2.02 of Form 8-K. This information, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to liabilities of that section, and is not incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press release and supplemental information issued February 13, 2025 regarding earnings for the three and twelve months ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELME COMMUNITIES
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Senior Vice President and Chief Administrative Officer

February 13, 2025
(Date)